UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

MARTHA STEWART LIVING OMNIMEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15395	52-2187059
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. 26th Street New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 827-8000

11 West 42nd Street, New York, NY 10036
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) We held our 2010 Annual Meeting of Stockholders on June 3, 2010

(b) At the Annual Meeting, holders of Class A Common Stock and Class B Common Stock, voting as one class, elected seven directors to our Board of Directors, each to hold office until our 2011 annual meeting of stockholders, or until their successors are duly elected and qualified. The votes were cast as follows:

	Votes For	Votes Withheld
Charlotte Beers	274,010,887	3,352,676
Frederic Fekkai	274,668,969	2,694,594
Michael Goldstein	275,820,077	1,543,486
Arlen Kantarian	277,217,586	145,977
Charles A. Koppelman	277,195,001	168,562
William A. Roskin	274,481,058	2,882,505
Todd Slotkin	274,474,241	2,889,322

Because there were no routine matters to be voted upon at the Annual Meeting, no broker non-votes were recorded for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTHA STEWART LIVING OMNIMEDIA, INC.

Date: June 7, 2010

By: /s/ Peter Hurwitz
Executive Vice President
and General Counsel